UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2017

TRONC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue
Chicago, Illinois 60611
(Address of Principal Executive Offices)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation F-D Disclosure.

A letter sent by counsel to tronc, Inc. to counsel to Nant Capital LLC and Dr. Patrick Soon-Shiong on March 28, 2017 is being made available to investors.  The letter is furnished as Exhibit 99.1 to this report and incorporated in this Item 7.01 by reference.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)          The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Letter to John Quinn, Esq., dated March 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TRONC, INC.

Date: April 3, 2017	By:	/s/ Julie K. Xanders
	Name:	Julie K. Xanders
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to John Quinn, Esq., dated March 28, 2017.